UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 4, 2017

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-202840) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On April 4, 2017, Wells Fargo & Company issued the following securities: (i) Medium-Term Notes, Series K, Principal at Risk Securities Linked to the Lowest Performing of the S&P 500® Index, the Russell 2000® Index and the EURO STOXX 50® Index due April 4, 2019, (ii) Medium-Term Notes, Series K, Principal at Risk Securities Linked to the S&P 500® Index due April 4, 2022, (iii) Medium-Term Notes, Series K, Principal at Risk Securities Linked to the EURO STOXX 50® Index due October 4, 2021 and (iv) Medium-Term Notes, Series P, Notes Linked to 3 Month LIBOR due April 4, 2025 (collectively, the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to each issuance and the opinion of Faegre Baker Daniels LLP regarding the Notes.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the Lowest Performing of the S&P 500® Index, the Russell 2000® Index and the EURO STOXX 50® Index due April 4, 2019.

4.2	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the S&P 500® Index due April 4, 2022.

4.3	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the EURO STOXX 50® Index due October 4, 2021.

4.4	Form of Medium-Term Notes, Series P, Notes Linked to 3 Month LIBOR due April 4, 2025.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: April 4, 2017	/s/ Neal A. Blinde
Neal A. Blinde
Executive Vice President and Treasurer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the Lowest Performing of the S&P 500® Index, the Russell 2000® Index and the EURO STOXX 50® Index due April 4, 2019.	Electronic Transmission

4.2	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the S&P 500® Index due April 4, 2022.	Electronic Transmission

4.3	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the EURO STOXX 50® Index due October 4, 2021.	Electronic Transmission

4.4	Form of Medium-Term Notes, Series P, Notes Linked to 3 Month LIBOR due April 4, 2025	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

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